Exhibit 23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-53321 and No. 33-53323.




                                                      ARTHUR ANDERSEN LLP


Charlotte, North Carolina,
April 28, 1995.